CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parenthetical) - $ / shares	Jun. 30, 2024	Dec. 31, 2023
SHAREHOLDERS' EQUITY
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	360,000,000	360,000,000
Common Stock, shares issued (in shares)	208,796,444	208,796,444
Common Stock, shares outstanding (in shares)	208,796,444	208,796,444